SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   _________

                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                        Date of Report:  July 17, 1998
                       (Date of earliest event reported)


                        JOHN DEERE CAPITAL CORPORATION
             (Exact name of registrant as specified in charter)

                                   DELAWARE
               (State or other jurisdiction of incorporation)

                                    1-6458
                           (Commission File Number)

                                  36-2386361
                     (IRS Employer Identification Number)

                                  Suite 600
                       First Interstate Bank Building
                            1 East First Street
                            Reno, Nevada  89501
            (Address of principal executive offices and zip code)

                              (702) 786-5527
             (Registrant's telephone number, including area code)

                   _______________________________________
         (Former name or former address, if changed since last report.)


                             Page 1 of 2 pages.






Item 5.    Other Events.

On July 17, 1998, the Registrant announced that it has elected to redeem on August 17, 1998 (the "Redemption Date") all of its outstanding 6.74% Medium-Term Notes, Series C due August 15, 2000 (the "Notes"). The redemption price will be equal to the principal amount of the Notes. August 17, 1998 is also an interest payment date for the Notes. Payment will be made upon presentation and surrender of the Notes: if by hand, at The Chase Manhattan Bank, Corporate Trust-Securities Window, 55 Water Street, Room 234, North Building, New York, New York 10041, or if by mail, to The Chase Manhattan Bank, c/o Texas Commerce Bank, Corporate Trust Services, P. O. Box 219052, Dallas, Texas 75221-9052.







                            Signature
                            ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                JOHN DEERE CAPITAL CORPORATION


                                By:    /s/ Frank S. Cottrell
                                    ----------------------------
                                    Frank S. Cottrell, Secretary


Dated:  July 17, 1998











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